UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2020

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy	20131
(Address of Principal Executive Offices)	(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Loan Agreement with Intesa Sanpaolo, S.p.A. of Italy

On July 16, 2020, Kaleyra S.p.A., a wholly-owned subsidiary of Kaleyra, Inc. (the “Company”), entered into a general unsecured loan agreement (the “Loan Agreement”) with Intesa Sanpaolo, S.p.A. of Italy (the “Lender”) for a total of $9,000,000 (the loan was disbursed in Euros for an amount of €7.9 million at the July 16, 2020 exchange rate equal to 0.87602). The proceeds of the loan may be used for general corporate purposes, including to help accelerate the Company’s growth.

The Loan Agreement has a maturity of 72 months from the date of disbursement and bears interest at a variable rate equal to the three-month Euribor plus a spread of 1.65%. The loan is to be repaid in 16 quarterly installments with a grace period of 24 months. The loan is guaranteed by SACE S.p.A., the Italian state-owned export credit finance agency, and is made pursuant to a program to address COVID-19 and Italian Government support for Italian businesses. The total amount of the loan, less amounts related to commissions, fees and expenses, was drawn in full the same date as of the Loan Agreement.

The Loan Agreement includes customary representations and warranties of the Company. The Loan Agreement also includes customary events of default in certain cases subject to customary notice, following which the Loan Agreement may be terminated by the Lender and amounts outstanding thereunder may be accelerated.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Loan Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Forward Share Purchase Agreement with Greenhaven

As previously disclosed on the Current Report on Form 8-K (“Current Report”) filed by Kaleyra, Inc. (f/k/a GigCapital, Inc.), a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2019, the Company entered into a Forward Share Purchase Agreement, dated as of September 27, 2019, with Greenhaven Road Capital Fund 1, LP (“Greenhaven Fund 1”) and Greenhaven Road Capital Fund 2, LP (“Greenhaven Fund 2” and together with Greenhaven Fund 1, “Greenhaven”), as subsequently amended by Amendment No. 1 to the Forward Purchase Agreement dated as of October 3, 2019, by Amendment No. 2 to the Forward Purchase Agreement dated as of December 13, 2019 and Amendment No. 3 to the Forward Share Purchase Agreement dated as of January 23, 2020 (the “Greenhaven Forward Share Purchase Agreement”). Pursuant to the terms of the Greenhaven Forward Share Purchase Agreement, Greenhaven may sell its respective shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the open market or to the Company. As of the close of the Company’s business combination with Kaleyra S.p.A, which occurred on November 25, 2019, Greenhaven held 996,195 shares of Common Stock, respectively (the “Subject Shares”). As a result of prior sales in the open market and the sale of shares to the Company on February 20, 2020, the Subject Shares held by Greenhaven as of February 20, 2020 was 700,000 shares. Pursuant to Amendment No. 3 to the Forward Share Purchase Agreement, to the extent that beginning February 21, 2020, sales are made into the open market by Greenhaven, the Company agreed to pay Greenhaven an amount equal to (1) the number of Subject Shares sold by Greenhaven in the open market multiplied by (2) the amount by which $11.70 exceeds the sale price per share. Furthermore, pursuant to Amendment No. 3 to the Forward Share Purchase Agreement, sales to the Company are to occur on August 30, 2020 at a price of $11.70 per share.

Prior to July 18, 2020, Greenhaven sold 160,452 shares on the open market (the “Previously Sold Greenhaven Shares”), and the aggregate amount by which such Previously Sold Greenhaven Shares is less than $11.70 is $832,149.84. On July 18, 2020, the Company entered into Amendment No. 4 to the Greenhaven Forward Share Purchase Agreement (the “Greenhaven Amendment”). The Greenhaven Amendment provides that Greenhaven has the right to put the remaining 539,548 Subject Shares that Greenhaven holds to the Company at $11.70 per Share minus $100,000 on July 21, 2020, or $6,212,711.60, which is a reduction of the amount that these shares could otherwise be sold to the Company on August 30, 2020 of $100,000. As a result of the Greenhaven Amendment, on July 21, 2020, the Company shall pay Greenhaven the sum of $7,044,861.44 in satisfaction of all obligations to Greenhaven under the Greenhaven Forward Share Purchase Agreement. Furthermore, by satisfying these obligations to Greenhaven, substantially all the liabilities that the Company had upon the closing of the Company’s business combination with Kaleyra S.p.A. to make payments in the future pursuant to forward share purchase arrangements have either been pre-paid (as is primarily the case with the arrangement with Nomura Global Financial Products, Inc., which remains in place) or made, or otherwise discharged as a result of sales of shares into the market by counterparties to the forward share purchase arrangements.

The foregoing description is only a summary of the Greenhaven Amendment, and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference. The Greenhaven Amendment is included as exhibit to this Current Report in order to provide investors and security holders with material information regarding the terms of the Greenhaven Amendment. The Greenhaven Amendment is not intended to provide any other factual information about or the Company or Greenhaven.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

10.1*	General Secured Loan Agreement, dated as of July 16, 2020, by and between Kaleyra, Inc. and Intesa Sanpaolo, S.p.A. of Italy

10.2	Amendment No. 4 to Forward Share Purchase Agreement, dated July 18, 2020, by and among Kaleyra, Inc., Greenhaven Road Capital Fund 1, LP, and Greenhaven Road Capital Fund 2, LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Kaleyra, Inc. agrees to furnish supplementally a copy of such omitted materials to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2020

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President